EXHIBIT 99.1
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                                                         -----------------------
                                                          Stock Offering Expires
                                                                   Time
                                                            ____________, 1998

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                                                              Stock Center
First Kansas Financial Corporation
(Holding Company for First Kansas FSA)

                                STOCK ORDER FORM
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Number of Shares
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Number of Shares                Purchase Price             Total Payment Due
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                         X         $10.00
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The minimum  number of shares that may be  subscribed  for is __ and the maximum number is ______ shares per individual or per account. The limit for any person together with their associates or persons acting in concert in the Conversion is ______ shares. Management has the discretion to increase or decrease the purchase limit within regulations. Orders of $25,000 or more must be paid by First Kansas FSA account withdrawals, certified funds, cashier's check or money order.
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Method of Payment
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
|_| Enclosed is a check or money order made payable to     Do not mail cash. Please take cash payment in
    First Kansas FSA for $________                         person to any First Kansas FSA office.

|_| I authorize First Kansas FSA to withdraw the indicated amounts from the following First Kansas FSA accounts, and understand that the amounts will not otherwise be available for withdrawal.

Account Number     Amount
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              $                 To withdraw from an account with check
-----------------------------   writing privileges, please write a check. (Call
              $                 the Stock Center for IRA transactions.)
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              $                 There will be no penalty for early withdrawals
-----------------------------   of  funds  used to order stock.
              $
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Purchaser Information
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|_| Check here if you are a director, officer or employee of First Kansas FSA or a member of their immediate families.
|_| Check here if you were a depositor on ____, 199_, ____, 199_, or ____, 199_.
    If you check this box, please enter all your account information for each of these dates on reverse side: (If you need additional space, please attach a separate sheet.)
|_| I am not  acting in  concert  with any other  persons  purchasing  stock  in the Conversion nor are any of my associates purchasing stock.
|_| I am acting in concert with the following purchasers and/or the following purchasers are my associates: ____________, ____________, ____________.

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Stock Registration
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Please  review the  guidelines  on the back of this form.  Print the  name(s) in
which  you  want  the  stock   registered  and  the  mailing   address  for  the
registration. Names must appear exactly as on your account at First Kansas FSA if you are subscribing as an Eligible Account Holder, Supplemental Account Holder or Other Member.
SUBSCRIPTION RIGHTS ARE NOT TRANSFERABLE.
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Form of ownership: Please check one.

o  Individual                o Tenants in common          o   Uniform Transfers to Minors Act
o  Joint Tenants             o Corporation or partnership o   Uniform Gifts to Minors Act
o  Other _________________                                o   Fiduciary ________________________
         please specify                                                  adoption date

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Name                                             Social Security or Tax I.D. No.

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Name                                             Evening Telephone

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Street Address                                   Daytime Telephone

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City                       State    Zip          County of Residence

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NASD Affiliation
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
Please read the NASD Affiliation section on  the  reverse    NASD member or person associated with an NASD member has  a  beneficial
side of this form: Check if applicable and initial  where    interest.  In accordance with the conditions for an exception from  the
indicated with *.                                            interpretation, I agree (I) not to sell, transfer or  hypothecate  this stock for a period of 90 days  following  issuance  and (ii) to  report
o    Check here if you are a member  of  the  NASD  or  a    this subscription in  writing  to  the  applicable  NASD  member  I  am
     person  associated  with an NASD member or a partner    associated with within  one  day  of payment of the stock.
     with a securities  brokerage  firm or  a  member  of    *_______________________________________(Initial)
     the  immediate  family of any such  person  to whose
     support   such   person    contributes  directly  or
     indirectly  or if you have an account in which an

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Acknowledgements
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To purchase stock in the Subscription Offering, this fully completed Stock Order
Form must be actually received by First Kansas FSA no later than_________, Central Time on _______, 1998 unless extended, otherwise this Stock Order Form and all subscription rights will be void. Completed Stock Order Forms, together with the required payment or withdrawal authorization and signed Certification, may be delivered to First Kansas FSA or may be mailed to the ___________ indicated on the enclosed business reply envelope. All rights exercisable hereunder are not transferable and shares purchased upon exercise of such rights must be purchased for the account of the person exercising such rights. The undersigned certifies that this stock order is for my account only and there is no agreement or understanding regarding the transfer of my subscription rights or any further sales or transfer of these shares.

It us understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the Plan of Conversion of First Kansas FSA described in the accompanying __________, receipt of which is hereby acknowledged at least 48 hours prior to delivery of this Stock Order Form to First Kansas FSA. If the minimum shares cannot be sold, all orders will be canceled and funds received as payment will be returned promptly.

The undersigned agrees that after receipt by First Kansas Financial Corporation, this Stock Order Form may not be modified, withdrawn or canceled (unless the Conversion is not completed by________, 1998) and if First Kansas FSA has been given authorization to withdraw a specified amount from deposit accounts at First Kansas FSA as payment shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT INSURED OR GUARANTEED BY THE SAIF, THE FDIC OR THE FEDERAL GOVERNMENT.

Under penalty of perjury, I certify that the Social Security or Tax ID Number on this Stock Order Form is true, correct and complete and that I am not subject to back-up withholding.
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Sign Below (You must also read and sign the Certification on the reverse side to purchase stock).
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
Sign  and  date  the form. When  purchasing  as  a
custodian,   corporate   officer,  etc.,   include
your full  title.  An   additional  signature   is  ===========================================================
required   only   when  payment  is by  withdrawal
from an account  that  requires  more   than   one
signature  to withdraw  funds.  YOUR ORDER WILL BE  X__________________________________________________________
FILLED IN ACCORDANCE WITH THE  PROVISIONS  OF  THE   Authorized Signature    Title (if applicable)    Date
PROSPECTUS. THIS ORDER IS NOT VALID IF NOT  SIGNED
ON THE FRONT AND BACK.

If you need help completing  this  form,  you  may  X__________________________________________________________
call the Stock Center at ( ) _________               Authorized Signature    Title (if applicable)    Date

____________________________________________________============================================================
x

Names(s) on Accounts    Account Number    Names(s) on Accounts    Account Number
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                        GUIDELINES FOR REGISTERING STOCK
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     For reasons of clarity and standardization, the stock transfer industry has developed uniform stock ownership registrations which we will use in issuing your stock certificate. Common ownership registrations are explained below. If you have any questions about how your First Kansas Financial Corporation stock should be registered, see your legal advisor.

     To ensure correct registration, please follow the instructions for the ownership you select:

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
GENERAL INSTRUCTIONS:    o    Include the first name,  middle initial,  and last name of each person  listed.  Avoid the use of an initial in place of the first name.
                         o    Do  not  use titles such as ("Mr.," "Mrs.," "Dr.," etc.)
                         o    Omit  words  that  do  not affect ownership rights such  as  "special  account"  "personal property,"
                              etc.
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INDIVIDUAL:              Instructions: Print the first name, middle initial, and last name of the person in whose name the stock is to be registered. You may not list beneficiaries for this ownership.
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JOINT TENANTS:           Joint Tenancy with Right of Survivorship identifies two or more persons as owners of the stock.
                         Upon the death of one of the owners, ownership automatically passes to the surviving tenant(s).

                         Instructions: Print the first name, middle initial, and last name of each joint tenant. You may not list beneficiaries for this ownership.
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TENANTS IN COMMON:       Tenants in Common identifies two or more persons as owners of the stock. Upon the death of one co-tenant, ownership of the stock passes to the heirs of the deceased co-tenant and the surviving co-
                         tenant(s).

                         Instructions: Print the first name, middle initial, and last name of each co-tenant. You may not list beneficiaries for this ownership.
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FIDUCIARIES:             Generally, fiduciary relationships (such as Conservatorship, Legal Trust, Guardianship, etc.) are
                         established under a form of trust agreement or are pursuant to a court order. Without a legal document establishing a fiduciary relationship, your stock may not be registered in a fiduciary capacity.

                         Instructions: On the first "NAME" line, print the first name, middle initial, and last name of the fiduciary if the fiduciary is an individual. If the fiduciary is a corporation, list the corporate title on the first "NAME" line. Following the name, print the fiduciary "title" such as conservator, personal representative, etc.

                         On the second "NAME" line, print either the name of the maker, donor or testator or the name of the beneficiary. Following the name, indicate the type of legal document establishing the fiduciary relationship (agreement, court order, etc.)

                         In the blank above "Adoption Date," fill in the date of the document governing the relationship.
                         The date of the document need not be provided for a trust created by a will.
                         EXAMPLE OF A FIDUCIARY REGISTRATION:
                         John D. Smith Trustee for Tom A. Smith Under Agreement Dated 6/6/74.

                         PLEASE NOTE THAT "TOTTEN TRUST" AND "PAYABLE ON DEATH" OWNERSHIPS MAY
                         NOT BE USED IN REGISTERING STOCK.
                         For example, stock cannot be registered as "John Doe Trustee for Jane Doe" or "John Doe Payable
                         on Death to Jane Doe."
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UNIFORM GIFTS TO         For Kansas residents and residents of many states, stock may be held in the name of
MINORS ACT/UNIFORM       a custodian for the benefit of a minor under the Uniform Transfers to Minors Act. For
TRANSFERS TO MINORS:     residents of some other states, stock may be held in a similar type of ownership under the Uniform
                         Gifts to Minors Act of the individual states. For either ownership, the minor is the actual owner of the stock with the adult custodian being responsible for the investment until the minor reaches legal age.

                         Instructions: If you are a Kansas resident and wish to register stock in this ownership, check
                         "Uniform Transfers to Minors Act." For other states, see your legal advisor if you are unsure about the correct registration of your stock.

                         On the first "NAME" line, print the first name, middle initial, and last name of the custodian with the abbreviation "CUST" after the name.

                         Print the first name, middle initial, and last name of the minor on the second "NAME" line.

                         Only one custodian and one minor may be designated.
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NASD AFFILIATION:        Please refer to the NASD AFFILIATION statement on the face of this form. If applicable, initial where indicated and check the box. The National Association of Securities Dealers, Inc.
                         Interpretation With Respect to Free-Riding and Withholding (the "Interpretation") restricts the sale of a "hot issue" (securities that trade at a premium in the aftermarket) to NASD members, persons associated with NASD members (i.e., an owner, director, officer, partner, employee or agent of a
                         NASD member) and certain members of their families. Such persons are requested to indicate that they will comply with certain conditions required for an exemption from the restrictions.
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CERTIFICATION:           I/WE ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR AN ACCOUNT
                         AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY FIRST KANSAS
                         FSA OR BY THE FEDERAL GOVERNMENT.

                         If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I/we should call the Office of Thrift Supervision Regional Director, ________ Regional
                         Office, at ( ) ________.

                         I/We further certify that before purchasing the common stock, par value $0.10 per share, of First
                         Kansas Financial Corporation, I/we received a _____ that contains disclosure concerning the nature of the security being offered and describes the risks involved in the investment, including, among other (1)___________; (2) ____________; (3) ___________; (4)_________; (5)__________ ; (6)
                         __________; (7)_____________; (8)______________; (9) ___________; (10)__________ ; (11)
                         __________________; (12)________________; (13)_____________; (14)_____________ ; and
                         (15)_________________. See "Risk Factors" on pages __ through __ of the __________.

         SIGNATURE:  ____________________   SIGNATURE: _________________________

         PRINT NAME  ____________________   PRINT NAME:_________________________

         SIGNATURE:  ____________________   SIGNATURE: _________________________

         PRINT NAME:_____________________   PRINT NAME:_________________________